Exhibit 99.6

                    Election Form and Letter of Transmittal

                     ELECTION FORM AND LETTER OF TRANSMITTAL
       This Election Form and Letter of Transmittal is being delivered in connection with the Merger Agreement (the"Agreement") dated as of
      February 24, 2003 between FirstBank NW Corp. ("FirstBank") and Oregon
            Trail Financial Corp. ("Oregon Trail"), pursuant to which
         Oregon Trail will merge with and into FirstBank (the "Merger").

                          OREGON TRAIL FINANCIAL CORP.

By Mail or Overnight Courier:                                                         By Hand:
Registrar and Transfer Company     EXCHANGE AGENT: Registrar and Transfer Company     c/o The Depository Trust Co.
10 Commerce Drive                             Shareholder Information                 Transfer Agent Drop
Cranford, New Jersey 07016                         1-800-368-5948                     55 Water Street, 1st Floor
Attn: Corporate Actions                                                               New York, New York 10041-0099

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                                     DESCRIPTION OF CERTIFICATE(S) SURRENDERED
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Certificate(s) Enclosed or For Which Delivery is Guaranteed (Attach List if necessary)
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
                                                                                                   Total Shares
               Name(s) and Address(es) of Registered Holder(s)                  Certificate       Represented By
                (Please fill in if blank) (See Instructions)                     Number(s)       Each Certificate
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                                                                               ------------------------------------

                                                                               ------------------------------------

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                                                                               ------------------------------------

                                                                               ------------------------------------

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                                                                                Total Shares
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[ ] Check the box to the left if you have lost any of your certificates and complete Affidavit For Lost Stock
Certificates on the reverse side (See Instruction 6)
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

       PLEASE READ THE INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS FORM

[ ] Check here if any certificate(s) referred to above are not being transmitted herewith in which case the Guarantee of Delivery Form must be completed. See Instruction B(d)

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                             ELECTION AUTHORIZATION

The undersigned elects ("Election") to have the undersigned's shares of common stock of Oregon Trail, par value $0.01 per share ("Oregon Trail common stock"), represented by the certificate(s) thereof enclosed herewith or with respect to which delivery is guaranteed as provided herein, converted into the right to receive the merger consideration for such shares of Oregon Trail common stock represented by such certificate(s) as indicated below (check only one of the following; if you check more than one box, or do not check a box, you will be considered NO ELECTION):

[ ] STOCK ELECTION. A stock payment of FirstBank common stock, par value $0.01 per share ("FirstBank common stock"), for each share of Oregon Trail common stock represented by certificate(s) thereof enclosed or as to which delivery is guaranteed and a cash payment in lieu of any fractional shares, such stock and cash payments in amounts as provided in the Agreement
[ ] ("Stock Election"); or CASH ELECTION. A cash payment of $22.00 per share, subject to adjustment as provided in the Agreement, for each share of
[ ] Oregon Trail common stock represented by certificate(s) thereof enclosed or as to which delivery is guaranteed ("Cash Election"); or NO ELECTION. No preference with respect to the receipt of either of the elections above in exchange for the total number of shares of Oregon Trail common stock represented by certificate(s) thereof enclosed or as to which delivery is guaranteed ("No Election").
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           Please make sure that you complete the Substitute Form W-9
    You must complete the Guarantee of Delivery Form if you are not enclosing shares of Oregon Trail common stock

         It is understood that the Election is subject to the terms, conditions and limitations set forth in the Agreement, Proxy Statement-Prospectus and this Election Form and Letter of Transmittal. In particular, all Elections are subject to the limitation that 46% of Oregon Trail common stock will be converted into FirstBank common stock and 54% of the Oregon Trail common stock will be converted into cash.

         Unless otherwise indicated under Special Payment or Special Delivery Instructions, the check constituting the payment for Cash Election and any check for payment in lieu of fractional shares or otherwise, and the certificates for shares of FirstBank common stock to be issued under the Stock Election, will be issued in the name(s) of the person(s) submitting this Election Form and Letter of Transmittal as set forth above. Similarly, unless otherwise indicated under Special Payment of Special Delivery Instructions, such check and/or certificates will be mailed to the person(s) submitting this Election Form and Letter of Transmittal at the address as set forth above.

         NOTE: The tax consequences of an Election to a holder of shares of Oregon Trail common stock can vary depending on the election chosen. For information on the federal income tax consequences of the elections, see "The Merger-Material Federal Income Tax Consequences" in the Proxy Statement-Prospectus. HOLDERS OF OREGON TRAIL COMMON STOCK SHOULD CONSULT THEIR OWN ADVISORS AS TO THE TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDERS, INCLUDING STATE AND LOCAL EFFECTS.

         NOTE FURTHER: FIRSTBANK MAY ADJUST AN ELECTION. The ability of Oregon Trail shareholders to elect to receive all cash is subject to, among other things, a requirement that 54% of the Oregon Trail common stock will be converted into cash. If the total Cash Elections are greater, or less, than the aggregate cash consideration, the Cash Elections will be reallocated as follows so that the resultant exchange for cash is as close as practical to the aggregate cash consideration:

         (i) If the Cash Elections total more than the aggregate cash consideration, all No Election shares will be converted to Stock Election shares. If after the conversion of the No Election shares, the total Cash Elections are still more than the aggregate cash consideration, then on a pro rata basis, a sufficient number of shares from among the holders of Cash Election shares will be converted into Stock Election shares, so that the total cash paid equals as closely as practicable the aggregate cash consideration. This proration will reflect the proportion that the number of Cash Election shares of each holder of Cash Election shares bears to the total number of Cash Election shares.

         (ii) If the Cash Elections total less than the aggregate cash consideration, a sufficient number of shares will be converted on a pro rata basis into Cash Election shares, first from among the holders of No Election shares and then, if necessary, from among the holders of Stock Election shares, so that the total cash paid equals as closely as practicable the aggregate cash consideration. This proration will reflect the proportions that the number of Stock Election shares of each holder of Stock Election shares bears to the total number of Stock Election shares.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to submit, sell, assign and transfer the above described shares of Oregon Trail common stock and that when the same are accepted for exchange by FirstBank, FirstBank will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned , upon request, will execute and deliver any additional documents necessary or desirable to complete the exchange of the shares under the Agreement. The undersigned hereby constitutes and appoints the Exchange Agent as his, her or its true and lawful agent and attorney-in-fact to effect such surrender of the shares and, if necessary under the Agreement, to transfer the shares on the books of Oregon Trail. The undersigned represents that he, she or it has read and agreed to all of the terms and conditions set forth herein and in the Proxy Statement-Prospectus. Delivery of the enclosed certificate(s) shall be effected, and the risk of loss and title to such certificate(s) shall pass, only upon proper delivery thereof to the Exchange Agent. All authority herein conferred shall survive the death or incapacity of the undersigned, and each of them, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. In no event will the Exchange Agent be liable to a holder of shares of Oregon Trail common stock for any FirstBank common stock or dividends thereon or cash delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar law.

         The undersigned authorizes and instructs you, as Exchange Agent, to deliver to FirstBank such certificate(s) and to receive on behalf of the undersigned, in exchange for the Oregon Trail common stock represented thereby, any check or any certificate(s) for shares of FirstBank common stock issuable to the undersigned pursuant to the Merger. If such certificate(s) are not delivered herewith, there is furnished herein a Guarantee of Delivery Form for such shares of Oregon Trail common stock from a member of a registered national securities exchange or of the National Associations of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company in the United States.

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    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions B.(2) and B.(3))              (See Instruction B.(4))

To be completed ONLY if check is to      To be completed ONLY if check and/or
be payable to, and/or certificate(s)     certificate(s) for FirstBank common
for FirstBank common stock are to be     stock are to be mailed to someone other
issued to someone other than the         than the registered holder(s) or to the
person submitting this Election Form     registered holder(s) at an address
and Letter of Transmittal. For           other than indicated above. For
additional payment instructions,         additional payment instructions, please
please attach additional sheet.          attach additional sheet.

Issue [ ] Check                          Mail [ ] Check
      [ ] Certificate(s)                      [ ] Certificate(s)

Name: _______________________________    Name: _________________________________

Address: ____________________________    Address: ______________________________

_____________________________________    _______________________________________
                           (Zip Code)                                 (Zip Code)

Tax Identification or
Social Security Number ______________

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         HOLDERS OF SHARES OF OREGON TRAIL COMMON STOCK MUST SIGN BELOW

Important Note Concerning Signatures:    PLEASE SIGN HERE:
The signature (or signatures, in the
case of certificates owned by two or     _______________________________________
more holders) must appear exactly as     Signature of Owner
the name(s) appear(s) on the stock
certificate(s), or must be signed by     _______________________________________
the person(s) authorized to become       Signature of Owner
registered holder(s) by certificate(s)
and documents transmitted herewith.      _______________________________________
If holders improperly complete this      Signature of Owner
section, such multiple holders will
be considered a Non-Electing             _______________________________________
Shareholder. See Instruction A.(5).      Taxpayer Identification or Social
If signature is by attorney-in-fact,     Security Number
executor, administrator, trustee,
guardian, officer of a corporation or
others acting in a representative or
fiduciary capacity, set forth full
title and see Instruction B.(1). In
case the Exchange Agent needs to
contact you, please provide your
daytime telephone number.

_____________________________________
       Area Code and Telephone

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                        MEDALLION SIGNATURE(S) GUARANTEE

THE FOLLOWING IS ONLY REQUIRED IF:
(a) Signature on Election Form and Letter of Transmittal does not correspond to those on stock certificate(s) (see Instruction B.(1)), or
(b) Checks and certificates are to be made payable to, or registered in, names other than those appearing on the stock certificate(s) (see Instruction B.(2)).

Authorized Signature: __________________________________________________________

Name of Firm: __________________________________________________________________
                  (Name of Firm Providing Medallion Guarantee--Please Print
                                        Complete Name)

Address: ____________________________________________    Date: _________________
              City          State          Zip Code
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

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                                                  PAYER'S NAME: FIRSTBANK NW CORP.
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
SUBSTITUTE                                   Part 1 - TAXPAYER IDENTIFICATION NO. - FOR ALL      _______________________________
Form W-9                                     ACCOUNTS ENTER YOUR TAX-PAYER IDENTIFICATION           Social Security Number(s)
Department of Treasury                       NUMBER IN THE APPROPRIATE BOX. FOR MOST             OR
Internal Revenue Service                     INDIVIDUALS AND SOLE PROPRIETORS THIS IS YOUR       _________________________________
                                             SOCIAL SECURITY NUMBER. FOR OTHER ENTITIES, IT IS   Employer Identification Number(s)
Payer's Request for Taxpayer                 YOUR EMPLOYER IDENTIFI-CATION NUMBER. IF YOU DO
Identification Number                        NOT HAVE A NUMBER, SEE "HOW TO OBTAIN A TIN" IN
                                             THE ACCOMPANYING GUIDELINES.
(See Instruction _)                          Note: If the account is in more than one name,
Please fill in your name and address below   see the  chart on the accompanying Guidelines
                                             to determine what number to enter.
                                             ---------------------------------------------------------------------------------------

                                             Part 2 - Certification - For Payees Exempt from Backup    Part 3 -
__________________________________________   Withholding (see enclosed Guidelines) - Under penalty
Name                                         of perjury, I certify that:
                                                                                                       Awaiting TIN             [ ]
                                             (1)  The number shown on the form is my correct
__________________________________________        Taxpayer Identification Number (or I am waiting      -----------------------------
Business Name, if different from above            for a number to be issued to me) and

Check appropriate box.                       (2)  I am not subject to backup withholding because
                                                  (a) I am exempt from backup withholding, or (b)
[ ] Individual/Sole     [ ] Corporation           I have not been notified by the Internal Revenue
      Proprietor                                  Service ("IRS") that I am subject to backup
                                                  withholding as a result of failure to report all
[ ] Partnership         [ ] Other ________        interest or dividends or (c) the IRS has notified
                                                  me that I am no longer subject to backup
                                                  withholding; and
__________________________________________
Address (number and street)                  (3)  The payee is a U.S. person (including a resident
                                                  alien).
__________________________________________   ---------------------------------------------------------------------------------------
City, State and Zip Code                      Certificate Instructions - You must cross out Item (2) in part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because
Internal Revenue Service                      you have failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
                                              For real estate transactions, Item 2 does not apply. For mortgage interest paid,
Payer's Request for Taxpayer                  acquisition or abandonment of secured property, cancellation or debt, contribution to
Identification Number                         and individual retirement arrangements (IRA), and generally, payments other than interest and dividends you are not required to sign the Certification, but you must provide your correct TIN. (See the enclosed Guidelines).

                                              SIGNATURE _________________________________________     DATE _________________, ______
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NOTE:   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
        THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM
        W-9 FOR ADDITIONAL DETAILS.

                                    YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
                                              THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

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                                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not be issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social
Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you within 60 days, you are required to withhold 31% of all reportable payments thereafter made to me until I provide a number.

________________________________________________________________        ____________________________________________, _________
                           Signature                                                        Date
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

                                  INSTRUCTIONS

A.   Special Conditions

     (1) Time in Which to Make an Election. To be effective, this Election Form and Letter of Transmittal (or a facsimile hereof if delivery of the certificates is guaranteed), properly completed, accompanied by the certificate(s) representing all of the holder's shares of Oregon Trail common stock or a proper guarantee of delivery thereof, must be received by Registrar and Transfer Company, the Exchange Agent, at the address set forth on the first page of this Election Form and Letter of Transmittal, not later than 5:00 p.m., Eastern Standard Time, on ______, 2003 ("Election Deadline"). A holder of shares of Oregon Trail common stock whose Election Form and Letter of Transmittal and certificate(s) or proper guarantee(s) of delivery of certificate(s) are not so received or who revokes its Election Form and Letter of Transmittal will be considered a Non-Electing Shareholder. See Instruction A.(5) below. The method of delivery of all documents is at the option and risk of the Oregon Trail shareholder, but if sent by mail, registered mail, properly insured, with return receipt requested, is recommended.

     (2) Change or Revocation of Election. A holder of shares of Oregon Trail common stock who has made an Election may at any time prior to the Election Deadline change such Election by submitting to the Exchange Agent a revised Election Form and Letter of Transmittal (or a facsimile thereof), properly completed and signed, that is received by the Exchange Agent prior to the Election deadline.

     (3) Joint Forms of Election. For purposes of this Election Form and Letter of Transmittal and the allocation procedures described under "NOTE FURTHER:
FIRSTBANK MAY ADJUST ANY ELECTION," holders of shares of Oregon Trail common stock who join in making a joint Election will be considered to be a single holder of such shares. Joint Election Forms and Letters of Transmittal may be submitted only by persons submitting certificates registered in different forms of the same name (e.g. "John Smith" on one certificate and "J. Smith" on another) and by persons who may be considered to own each other's shares by reason of the ownership attribution rules contained in Section 318(a) of the Internal Revenue Code of 1986, as amended. If this Election Form and Letter of Transmittal is submitted as joint Election Form and Letter of Transmittal, each record holder of shares of Oregon Trail common stock covered hereby must properly sign this Election Form and Letter of Transmittal in accordance with Instruction B.(1), attaching additional sheets if necessary. The signatures of such holders will be deemed to constitute a certificate that the persons submitting a joint Election Form and Letter of Transmittal are eligible to do so.

     (4) Forms of Election Nominees. Any record holder of shares of Oregon Trail common stock who is a nominee may submit one or more Election Forms and Letters of Transmittal, indicating on the Form or Forms a combination of Elections covering up to the aggregate number of shares of Oregon Trail common stock owned by such record holder. However, upon the request of FirstBank, such record holders will be required to certify to the satisfaction of FirstBank that such record holder holds such shares of Oregon Trail common stock as nominee for the beneficial owners of such shares. Each beneficial owner for whom such an Election Form and Letter of Transmittal is so submitted will be treated as a separate shareholder of Oregon Trail for purposes of allocating FirstBank common stock and cash payments to be issued upon consummation of the Merger.

     (5) Shares as to Which No Election is Made. Holders of shares of Oregon Trail common stock who mark the "No Election" box on this Election Form and Letter of Transmittal, or who fail to submit a properly completed Election Form and Letter of Transmittal together with certificate(s) representing their shares of Oregon Trail common stock or as to which delivery of such shares is guaranteed by the Election Deadline, or who revoke their previously submitted Election Form and Letter of Transmittal and fail to submit a properly completed Election Form and Letter of Transmittal together with certificate(s) representing their shares of Oregon Trail common stock or as to which delivery is guaranteed ("Non-Electing Shareholder"), shall have their shares of Oregon Trail common stock converted into the right to receive per share either a cash payment of $22.00 or shares of FirstBank common stock in accordance with the allocation and proration provisions of the Agreement. In addition, a holder who does not tender an election for all his or her shares will be deemed to be a Non-Electing Shareholder with respect to those shares not tendered.

B.   General

     (1) Signatures. The signature (or signatures, in this case of certificates owned by two or more joint holders of certificates for which a joint Election Form and Letter of Transmittal is submitted) on the Election Form and Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) unless the shares of Oregon Trail common stock described on this Election Form and Letter of Transmittal have been assigned by the registered holder(s), in which event, this Election Form and Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificate(s).

     If this Election Form and Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered owner(s) in the name(s) that appear on the certificate(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on this Election Form and Letter of Transmittal must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc.

     If this Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or by any others acting in a representative or fiduciary capacity, the person signing, unless he is the registered owner, must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded to the Exchange Agent with this Election Form and Letter of Transmittal.

     The certificate(s) may be surrendered by a firm acting as agent for the registered holder(s) if such firm is a member of a registered national securities exchange or of the NASD or is a commercial bank or trust company in the United States.

     (2) Special Payment Instructions. If check or certificates representing FirstBank common stock are to be payable to the order of or registered in other than exactly the name(s) that appear(s) on the certificate(s) representing shares of Oregon Trail common stock being submitted herewith, the certificate(s) submitted herewith must be endorsed, or accompanied by appropriate signed stock power(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on this Election Form and Letter of Transmittal must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. Please also check the appropriate box in "Special Payment Instructions" on the Election Form and Letter of Transmittal.

     (3) Stock Transfer Taxes. It will be a condition to the issuance of any check or certificate for FirstBank common stock in any name(s) other than the name(s) in which the surrendered certificate(s) for shares of FirstBank common stock is (are) registered that the person(s) requesting the issuance of such check or certificate for FirstBank common stock either pay to the Exchange Agent any transfer or other taxes required by reason of such issuance, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

     (4) Special Delivery Instructions. If checks or certificates representing FirstBank common stock are to be delivered to someone other than the registered holder(s), or to the registered holder(s) at an address other than that appearing above, please check the appropriate box in "Special Delivery Instructions" and insert the appropriate address in the space provided on this Election Form and Letter of Transmittal.

     (5) Lost Certificate. If your certificate(s) representing shares of Oregon Trail Financial Corp. has been lost, stolen or destroyed, you should check the box on the face of the Letter of Transmittal and Election Form indicating that the certificate(s) is lost, complete the rest of the form, including the Affidavit For Lost Stock Certificate(s) below and return it to us along with a check payable to _______________ in the amount of 1.5% of the market value of the lost certificate(s) (minimum $10.00) and with any certificate(s) of Oregon Trail Financial Corp. in your possession.

                     AFFIDAVIT FOR LOST STOCK CERTIFICATE(S)

     The undersigned hereby certifies the following: That I am the lawful owner of the certificate(s) listed in this Letter of Transmittal and Election Form as lost. That a search for the certificate(s) has been conducted and that these certificate(s) cannot be located. That these certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in any form, whatsoever.

     In requesting the replacement of this certificate(s), I hereby agree that:
If this certificate(s) are subsequently located, they will be tendered for cancellation. That I indemnify, protect and hold harmless Oregon Trail, _________, and Registrar and Transfer Company and any other party from and against all losses, expenses, costs and damages including legal fees that may be subjected to these parties at any time in the future as a result of the cancellation and replacement of the certificate(s). All rights accruing to these parties wil not be limited by the negligence, breach of duty, accident, or other obligation on the part of or by any officer or employee of the parties.

     I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by ________________. My check, payable to the _______________, including the premium of 1.5% of the market value of the lost certificates (minimum $10.00) is enclosed. I further acknowledge that any filing of an insurance application with materially false or misleading information is a fraudulent insurance act and may be considered a crime.

Sign Here __________________________________

Co-Owner, if any ___________________________   Date: ____________________, 20___

     (6) Determination of Questions. All questions with respect to this Election Form and Letter of Transmittal and Elections made by holders of shares of Oregon Trail common stock (including, without limitation, questions relating to the time limits or effectiveness or revocation of any Elections and questions relating to computations as to allocations) will be determined by FirstBank and/or the Exchange Agent, whose determination shall be conclusive and binding. FirstBank shall have the absolute right to reject any and all Election Forms and Letters of Transmittal not in proper form or to waive any irregularities in any such form, although it does not represent that it will do so. FirstBank and/or the Exchange Agent may, but are not required to, take reasonable action to inform holders of Oregon Trail common stock of any defects and may take reasonable action to assist such holders to correct any such defects; however, neither FirstBank not the Exchange Agent are under any obligation to notify a holder of shares of Oregon Trail common stock of any defect in an Election Form and Letter of Transmittal.

     (7) Questions and Request for Information. Questions and requests for information or assistance relating to this Election Form and Letter of Transmittal should be directed to Registrar and Transfer Company, Investor Relations, telephone (800) 368-5948. Additional copies of this Election Form and Letter of Transmittal may be obtained from the Exchange Agent at the telephone number above or from Oregon Trail Financial Corp., 2055 First Street, Baker City, Oregon 97814 (telephone (541) 523-6327) or from FirstBank NW Corp., 920 Main Street, Lewiston, Idaho (telephone (208) 750-7129).

     (8) Substitute Form W-9. Each shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number of Substitute Form W-9, which is provided under "Important Tax Information," and to indicate that the shareholder is not subject to backup withholding, if applicable.